EXHIBIT 10.1





                        DELHAIZE AMERICA, INC., as Issuer


                                       and


                          FOOD LION, LLC, as Guarantor


                                       to

                        THE BANK OF NEW YORK, as Trustee


                                    INDENTURE



                           Dated as of April 15, 2001

                             Senior Debt Securities

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1  Definitions.......................................................2
Section 1.2  Compliance Certificates and Opinions.............................14
Section 1.3  Form of Documents Delivered to Trustee...........................14
Section 1.4  Acts of Holders..................................................15
Section 1.5  Notices, etc. to Trustee, Company and Guarantor..................17
Section 1.6  Notice to Holders of Securities; Waiver..........................18
Section 1.7  Language of Notices..............................................19
Section 1.8  Conflict with Trust Indenture Act................................19
Section 1.9  Effect of Headings and Table of Contents.........................19
Section 1.10 Successors and Assigns...........................................19
Section 1.11 Separability Clause..............................................19
Section 1.12 Benefits of Indenture............................................19
Section 1.13 Governing Law....................................................20
Section 1.14 Legal Holidays...................................................20
Section 1.15 Counterparts.....................................................20
Section 1.16 Judgment Currency................................................20
Section 1.17 No Security Interest Created.....................................21
Section 1.18 Limitation on Individual Liability...............................21
Section 1.19 Submission to Jurisdiction.......................................22

                                    ARTICLE 2
                                SECURITIES FORMS

Section 2.1  Forms Generally..................................................22
Section 2.2  Form of Trustee's Certificate of Authentication..................23
Section 2.3  Securities in Global Form........................................23

                                    ARTICLE 3
                                 THE SECURITIES

Section 3.1  Amount Unlimited; Issuable in Series.............................24
Section 3.2  Currency; Denominations..........................................28
Section 3.3  Execution, Authentication, Delivery and Dating...................28
Section 3.4  Temporary Securities.............................................30
Section 3.5  Registration, Transfer and Exchange..............................31
Section 3.6  Mutilated, Destroyed, Lost and Stolen Securities.................34

Section 3.7  Payment of Interest and Certain Additional Amounts;
             Rights to Interest and Certain Additional Amounts Preserved......35
Section 3.8  Persons Deemed Owners............................................37
Section 3.9  Cancellation.....................................................37
Section 3.10 Computation of Interest..........................................38
Section 3.11 CUSIP and ISIN Numbers...........................................38

                                    ARTICLE 4
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.1  Satisfaction and Discharge.......................................38
Section 4.2  Defeasance and Covenant Defeasance...............................40
Section 4.3  Application of Trust Money.......................................44

                                    ARTICLE 5
                                    REMEDIES

Section 5.1  Events of Default................................................45
Section 5.2  The Company's and the Guarantor's Covenants and the
             Trustee's Rights in Event Company Fails to Pay...................47
Section 5.3  Application of Moneys Collected by Trustee.......................49
Section 5.4  Limitation on Suits by Holders...................................50
Section 5.5  Remedies Cumulative; Delay Not a Waiver of Default...............51
Section 5.6  Rights of Holders to Direct Trustee and to Waive Defaults........51
Section 5.7  Trustee's Notice of Defaults.....................................52
Section 5.8  Holder's Undertaking to Pay Costs................................52

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.1  Certain Rights of Trustee........................................53
Section 6.2  Not Responsible for Recitals or Issuance of Securities...........55
Section 6.3  May Hold Securities..............................................55
Section 6.4  Money Held in Trust..............................................55
Section 6.5  Compensation and Reimbursement...................................56
Section 6.6  Corporate Trustee Required; Eligibility..........................57
Section 6.7  Resignation and Removal; Appointment of Successor................57
Section 6.8  Acceptance of Appointment by Successor...........................59
Section 6.9  Merger, Conversion, Consolidation or Succession to Business......61
Section 6.10 Appointment of Authenticating Agent..............................61

                                    ARTICLE 7
          HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND COMPANY

Section 7.1  Company and Guarantor to Furnish Trustee Names and
             Addresses of Holders.............................................63
Section 7.2  Preservation of Information; Communications to Holders...........63
Section 7.3  Reports by Trustee...............................................64
Section 7.4  Reports by Company and Guarantor.................................64

                                    ARTICLE 8
                  MERGER, SALE, CONVEYANCE, TRANSFER OR LEASE

Section 8.1  Company May Merge, Etc., Only on Certain Terms...................65
Section 8.2  Successor Corporation Substituted................................66

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

Section 9.1  Supplemental Indentures without Consent of Holders...............66
Section 9.2  Supplemental Indentures with Consent of Holders..................68
Section 9.3  Execution of Supplemental Indentures.............................69
Section 9.4  Effect of Supplemental Indentures................................69
Section 9.5  Reference in Securities to Supplemental Indentures...............69
Section 9.6  Conformity with Trust Indenture Act..............................70
Section 9.7  Notice of Supplemental Indenture.................................70

                                   ARTICLE 10
                                    COVENANTS

Section 10.1  Payment of Principal, any Premium, Interest and
              Additional Amounts..............................................70
Section 10.2  Maintenance of Office or Agency.................................70
Section 10.3  Money for Securities Payments to Be Held in Trust...............72
Section 10.4  Additional Amounts..............................................74
Section 10.5  Restrictions on Liens...........................................74
Section 10.6  Restrictions on Sale and Lease-back Transactions................77
Section 10.7  Corporate Existence.............................................78
Section 10.8  Waiver of Certain Covenants.....................................78
Section 10.9  Company Statement as to Compliance; Notice of Certain Defaults..78
Section 10.10 Limitation on Guarantees........................................79

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

Section 11.1  Applicability of Article........................................79
Section 11.2  Election to Redeem; Notice to Trustee...........................80
Section 11.3  Selection by Trustee of Securities to be Redeemed...............80
Section 11.4  Notice of Redemption............................................81

Section 11.5  Deposit of Redemption Price.....................................82
Section 11.6  Securities Payable on Redemption Date...........................83
Section 11.7  Securities Redeemed in Part.....................................83
Section 11.8  Redemption for Tax Reasons......................................84

                                   ARTICLE 12
                                  SINKING FUNDS

Section 12.1  Applicability of Article........................................84
Section 12.2  Satisfaction of Sinking Fund Payments with Securities...........85
Section 12.3  Redemption of Securities for Sinking Fund.......................85

                                   ARTICLE 13
                       REPAYMENT AT THE OPTION OF HOLDERS

Section 13.1  Applicability of Article........................................86

                                   ARTICLE 14
                        SECURITIES IN FOREIGN CURRENCIES

Section 14.1  Applicability of Article........................................86

                                   ARTICLE 15
                             GUARANTEE AND INDEMNITY

Section 15.1  The Guarantee...................................................87
Section 15.2  Net Payments....................................................87
Section 15.3  Guarantee Unconditional, etc....................................89
Section 15.4  Reinstatement...................................................90
Section 15.5  Subrogation.....................................................90
Section 15.6  Indemnity.......................................................90
Section 15.7  Additional Guarantors...........................................91
Section 15.8  Limitation on Guarantor's Liability.............................91

     INDENTURE, dated as of April 15, 2001 (the "Indenture"), among DELHAIZE AMERICA, INC., a corporation duly organized and existing under the laws of the State of North Carolina (hereinafter called the "Company"), having its principal executive office located at 2110 Executive Drive, Salisbury, North Carolina 28145-1330, FOOD LION, LLC, a limited liability company duly organized and existing under the laws of North Carolina, having its principal executive office located at 2110 Executive Drive, Salisbury, North Carolina 28145-1330 (together with each additional Person that executes an indenture supplemental hereto assuming the agreements and obligations of a "Guarantor" in accordance with
Section 16.7 hereof, the "Guarantor"), and THE BANK OF NEW YORK, a New York banking corporation (hereinafter called the "Trustee"), having its Corporate Trust Office located at 101 Barclay Street, Floor 21 West, New York, NY 10286.

                                    RECITALS

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior unsecured notes, debentures, or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided;

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done;

     WHEREAS, for value received, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantee and the indemnity provided for herein, subject to the provisions of this Indenture. All things necessary to make this Indenture a valid and legally binding agreement of the Guarantor, in accordance with its terms, have been done; and

     WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939 (as herein defined) and the rules and regulations of the Commission (as herein defined) promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, for and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.1 Definitions.

     Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date or time of such computation;

          (4) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both"). Certain terms used principally in certain Articles hereof are defined in those Articles.

     "Act," when used with respect to any Holders,  has the meaning specified in
Section 1.4.

     "Acquisition Costs" has the meaning specified in Section 10.6.

     "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company or the Guarantor in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.10 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

     "Authorized Officer" means, when used with respect to the Company, the Chairman of the Board of Directors, a Vice Chairman, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the Chief Investment Officer, any Vice President, the General Counsel, an Assistant General Counsel, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.

     "Bearer  Security" means any Security in the form  established  pursuant to
Section 2.1 which is payable to bearer.

     "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

     "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

     "Business Day," with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

     "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including Preferred Stock, but excluding any debt securities convertible into such equity.

     "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" in respect of any Corporation means Capital Stock of any class or classes (however designated) which has no preference as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Corporation, and which is not subject to redemption by such Corporation.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Securities.

     "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by an Authorized Officer, and delivered to the Trustee.

     "Consolidated Capitalization" means, with respect to any Person, the total assets of such Person and its Subsidiaries determined on a consolidated basis, less the following: (i) current liabilities, including liabilities for Indebtedness maturing more than 12 months from the date of the original creation thereof but maturing within 12 months from the date of determination and (ii) deferred income taxes. Consolidated Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which such Person and its Subsidiaries are engaged and which are approved by independent accountants regularly retained by such Person, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

     "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or
(ii) any currency unit or composite currency for the purposes for which it was established.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

     "Corporation" includes corporations and limited liability companies and associations, companies and business trusts.

     "Coupon" means any interest coupon appertaining to a Bearer Security.

     "Currency" with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

     "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Ratings Service, CUSIP Service Bureau.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

     "Event of Default" has the meaning specified in Section 5.1.

     "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

     "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments which issued the Foreign Currency in which the principal of or any premium or interest on such security shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

     "Guarantee" means the full and unconditional guarantee of the payment of the principal of, any premium or interest on, and any Additional Amounts with respect to the Securities, as more fully set forth in Article 16.

     "Guarantor" means any Person constituting a "Guarantor" as defined in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor of such Person. Except as otherwise expressly specified herein, if at any time more than one Person is a Guarantor with respect to the Indenture, "Guarantor" shall mean each such Person and all references to "Guarantor" herein shall apply equally and individually to each such Person.

     "Guarantor's Board of Directors" means the board of managers of the Guarantor or any committee of that board duly authorized to act generally or in any particular respect for the Guarantor hereunder.

     "Guarantor's Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor's Board of Managers and to be in full force and effect on the date of such certification, delivered to the Trustee.

     "Guarantor's Officer's Certificate" means a certificate signed by a member of the Guarantor's Board of Managers, a Vice Chairman, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Investment Officer, the Chief Accounting Officer, any Vice President, the General Counsel or Assistant General Counsel or the Secretary or Assistant Secretary of the Guarantor, that complies with the requirements of Section 314(e) of the Trustee Indenture Act and is delivered to the Trustee.

     "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Guarantor by the Chairman of the Guarantor's Board of Directors, a Vice Chairman, the President, the Chief Financial Officer, the Chief Investment Officer, the Chief Accounting Officer, the General Counsel or the Secretary or Assistant Secretary of the Guarantor, and delivered to the Trustee.

     "Holder," in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

     "Indebtedness" means, with respect to any Person, (i) the principal of and any premium and interest on (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person to pay the purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations for letters of credit securing obligations (other than obligations described in clause (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured.

     "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 3.1 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

     "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company, the Guarantor and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or the Guarantor or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

     "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "Interest," with respect to any Original Issue Discount Security which by its terms bears interest only after some period of time, payable after the end of such period, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.4 or 16.2, includes such Additional Amounts.

     "Interest Payment Date," with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Judgment Currency" has the meaning specified in Section 1.16.

     "Legal Holidays" has the meaning specified in Section 1.14.

     "Lien" has the meaning specified in Section 10.5.

     "Maturity," with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

     "Net Book Value" means the cost of any asset less accumulated depreciation and amortization taken with respect thereto.

     "New York Banking Day" has the meaning specified in Section 1.16.

     "Office" or "Agency," with respect to any Securities, means an office or agency of the Company and the Guarantor maintained or designated in a Place of Payment for such Securities pursuant to Section 10.2 or any other office or agency of the Company and the Guarantor maintained or designated for such Securities pursuant to Section 10.2 or, to the extent designated or required by
Section 10.2 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

     "Officer's Certificate" means a certificate signed by an Authorized Officer that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

     "Operating Property" means, with respect to any Person, any manufacturing or processing plant, office facility, retail store, supermarket, warehouse, distribution center or equipment owned and operated now or hereafter by such Person or any of its Subsidiaries and having a Net Book Value on the date as of which the determination is being made of more than 1% of its Consolidated Capitalization as most recently determined prior to such date.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

     "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration of the maturity thereof pursuant to Section 5.2.

     "Outstanding," when used with respect to any Securities,  means, subject to
the  provisions   hereof,  as  of  any  particular  time,  all  such  Securities theretofore authenticated and delivered under this Indenture, except:

     (a) any such Security theretofore cancelled by the Trustee or the Security Registrar or Paying Agent or delivered to the Trustee, the Security Registrar or Paying Agent;

     (b) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 4.2) with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (c) any such Security with respect to which the Company or the Guarantor has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 4.2;

     (d) any such Security which has been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company; and

     (e) any such Security converted or exchanged as contemplated by this Indenture into securities of the Company or the Guarantor or another issuer, if the terms of such Security provide for such conversion or exchange pursuant to Section 3.1;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 5.2 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purposes shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such
Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Company, the Guarantor or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company.

     "Person" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same Indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

     "Preferred Stock" in respect of any Corporation means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Corporation, over shares of Capital Stock of at least one other class of such Corporation.

     "Redemption Date," with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

     "Redemption Price," with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

     "Registered  Security" means any Security  established  pursuant to Section
2.1 which is registered in a Security Register.

     "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

     "Relevant Date" has the meaning specified in Section 16.2.

     "Required Currency" has the meaning specified in Section 1.16.

     "Responsible Officer" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any trust officer or any other officer within the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Sale and Lease-back Transaction" means, with respect to the relevant Person, any arrangement with any other person providing for the leasing to the relevant Person or any of its Subsidiaries of any Operating Property (except for temporary leases for a term, including any renewal thereof, of not more than 48 months and except for leases between the relevant Person and one of its Subsidiaries or between its Subsidiaries), which Operating Property has been or is to be sold or transferred by the relevant Person or such Subsidiary to such other person.

     "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Company pursuant to Section 3.7.

     "Stated Maturity," with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

     "Subsidiary" means, with respect to any Person, any corporation or any other person of which such Person or such Person and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly owns voting securities or other similar equity interests entitling the owners thereof to elect a majority of the directors or individuals holding similar positions in other persons, either at all times or so long as there is no default or contingency which permits the owners of any other class or classes of securities or other interests to vote for the election of one or more directors or individuals holding similar positions in other persons, but shall not include any corporation or other person which respect to which such Person or any other Subsidiary has become entitled to elect a majority of the directors or individuals holding similar positions in other persons solely due to a default or other contingency which is temporary in character and has had a continuous existence of less than one year.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

     "United States," except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "United States Alien," except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

     "Value" means, with respect to a Sale and Lease-back Transaction involving any Person, as of any particular time, the amount equal to the greater of (i) the net proceeds from the sale or transfer of the property leased pursuant to such Sale and Lease-back Transaction or (ii) the sum of all costs of such Person incurred in connection with the acquisition of such property and the construction of any improvements thereon, as determined in good faith by such Person at the time of entering into such Sale and Lease-back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease which is part of such Sale and Lease-back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard to any renewal or extension options contained in such lease.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

     "Yield to Maturity" means the yield to Maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

     Section 1.2 Compliance Certificates and Opinions

     Except as otherwise expressly provided in this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officer's Certificate or a Guarantor's Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the Person making such certificate or opinion have read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of such Person, such condition or covenant has been complied with.

     Section 1.3 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, provided that such officer, after reasonable inquiry, has no reason to believe and does not believe that the Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, provided that such counsel, after reasonable inquiry, has no reason to believe and does not believe that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

     Section 1.4 Acts of Holders.

          (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 15, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or both of them. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company and the Guarantor and any agent of the Trustee, the Company or the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.6.

          Without limiting the generality of this Section 1.4, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

          The Company shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

          (2) The fact and date of the execution by any Person of any such instrument or writing referred to in this Section 1.4 may be proved in any reasonable manner; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

          (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company and the Guarantor, wherever situated, if such certificate shall be deemed by the Company, the Guarantor and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the

     Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company, the Guarantor and the Trustee deem sufficient.

          (5) If the Company or the Guarantor shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor, as the case may be, may at its option (but is not obligated to), by Board
     Resolution or Guarantor's Board Resolution, as the case may be, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Guarantor or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.

     Section 1.5 Notices, etc. to Trustee, Company and Guarantor.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder, the Guarantor or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company or the Guarantor, as the case may be, by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the

     Company or the Guarantor, as the case may be, addressed to the attention of its Treasurer, with a copy to the attention of its General Counsel, at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

     Section 1.6 Notice to Holders of Securities; Waiver.

     Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

     In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearers Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 1.7 Language of Notices.

     Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company or the Guarantor, as the case may be, so elects, any published notice may be in an official language of the country of publication.

     Section 1.8 Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that can be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     Section 1.9 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.10 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.

     Section 1.11 Separability Clause.

     In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.12 Benefits of Indenture.

     Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any

Authenticating   Agent  and  their  successors  hereunder  and  the  Holders  of
Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.13 Governing Law.

     This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state, without regard to conflicts of law principles thereof.

     Section 1.14 Legal Holidays.

     Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to convert or exchange Securities of a series that are convertible or exchangeable, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date, and such Securities need not be converted or exchanged on such date but such payment may be made, and such Securities may be converted or exchanged, on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or Maturity or on such last day for conversion or exchange, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or last day for conversion or exchange, as the case may be, to such next succeeding Business Day.

     Section 1.15 Counterparts.

     This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 1.16 Judgment Currency.

     The Company and the Guarantor each agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this

Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

     Section 1.17 No Security Interest Created.

     Subject to the provisions of Section 10.5, nothing in this Indenture or in any Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company, the Guarantor or their respective Subsidiaries is or may be located.

     Section 1.18 Limitation on Individual Liability.

     No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder (except in a shareholder's corporate capacity as Guarantor), officer, employee or director, as such, past, present or future, of the Company or the Guarantor, as the case may be, either directly or through the Company or the Guarantor, as the case may be, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, employees or directors, as such, of the Company or the Guarantor, as the case may be, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer, employee or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

     Section 1.19 Submission to Jurisdiction.

     The Company and the Guarantor each agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture, the Securities or any Coupons appertaining thereto may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company and the Guarantor each hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgement rendered in such proceeding. The Company and the Guarantor each also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities and Coupons any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgement, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company or the Guarantor in the courts of any other jurisdiction or jurisdictions.


                                    ARTICLE 2
                                SECURITIES FORMS

     Section 2.1 Forms Generally.

     Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in substantially the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon.

     Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

     Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

     Section 2.2 Form of Trustee's Certificate of Authentication.

     Subject to Section 6.10, the Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
                                            THE BANK OF NEW YORK, as Trustee

                                            By:________________________________
                                                     Authorized Signatory

     Section 2.3 Securities in Global Form.

     Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 3.3 or 3.4 with respect thereto. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver, in each case at the Company's expense, any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or 3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officer's Certificate and need not be accompanied by an Opinion of Counsel.

     Notwithstanding the provisions of Section 3.7, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 3.8 and except as provided in the preceding paragraph, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 3.1.

                                    ARTICLE 3
                                 THE SECURITIES

     Section 3.1 Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

     With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto:

          (1) the title of such Securities and the series in which such Securities shall be included (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.4, 3.5, 3.6, 9.5 or 11.7, upon repayment in part of any Registered Security of such series pursuant to Article 13, upon surrender in part of any Registered Security for conversion into other securities of the Company or exchange for securities of the Guarantor or another issuer pursuant to its terms, or pursuant to or as contemplated by the terms of such Securities);

          (3) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered
     Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

          (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 3.5, and (iii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any such global Security;

          (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

          (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

          (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

          (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (9) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company or the Guarantor in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date, will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

          (10) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

          (11) whether the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

          (12) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $1,000;

          (13) whether the Securities of the series will be convertible into other securities of the Company and/or exchangeable for securities of the Guarantor or another issuer, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

          (14) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the method by which such portion is to be determined;

          (15) if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities shall be payable;

          (16) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

          (17) whether the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity securities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

          (18) any deletions from, modifications of or additions to the Events of Default or covenants of the Company or the Guarantor with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (19) whether either or both of Section 4.2(2) relating to defeasance or Section 4.2(3) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in Section 4.2(3) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article 4 in respect of the Securities of such series;

          (20) whether any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

          (21) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (22) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

          (23) any other terms of such Securities and any other deletions from or modifications or additions to this Indenture in respect of such Securities.

     All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest thereon, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officer's Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon written order of persons designated in the Officer's Certificate or supplemental indenture and that such persons are authorized to determine, consistent with such Officer's Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officer's Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

     If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of such series.

     Section 3.2 Currency; Denominations.

     Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

     Section 3.3 Execution, Authentication, Delivery and Dating.

     Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman, its President, its Chief Executive Officer, its Chief Financial Officer, its Chief Accounting Officer, its Chief Investment Officer, its Treasurer or a Vice President, its General Counsel or an Assistant General Counsel. Coupons shall be executed on behalf of the Company by the Treasurer or any Assistant Treasurer of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

     Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company and the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Coupons or did not hold such offices at the date of original issuance of such Securities or Coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication and, provided that the Board Resolution and Officer's Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 3.1 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

          (1) an Opinion of Counsel to the effect that:

               (a) the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

               (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities and Coupons, when completed by appropriate insertions, executed by the Company, delivered by a duly authorized officer of the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions, limitations and exceptions as are customary at the time and specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantee; such Opinion of Counsel need express no opinion as to the availability of equitable remedies; and

               (c) all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with.

          (2) an Officer's Certificate and a Guarantor's Officer's Certificate, in each case stating that, to the best knowledge of the Persons executing such certificate, all conditions precedent to the execution, authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with.

     If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officer's Certificate and Guarantor's Officer's Certificate at the time of issuance of each Security, but such opinion and certificates, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate written request by an Authorized Officer of the Company or any person designated in writing by an Authorized Officer that the Trustee authenticate and deliver Securities of such series for original issue will be deemed to be a certification by the Company and the Guarantor that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

     The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

     No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.2 or 6.10 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized signatories. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

     Section 3.4 Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

     Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     Section 3.5 Registration, Transfer and Exchange.

     With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

     Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

     If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company, the Guarantor and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company, the Guarantor and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the

Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series. Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid and legally binding obligations of the Company and the Guarantor, respectively, evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.5 or 11.7 not involving any transfer.

     Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities of like tenor and the same series under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or
(iii) to exchange any Bearer Security selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

     Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 3.6, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

     If there be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's written request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

     Notwithstanding the foregoing provisions of this Section 3.6, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

     Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security, with any Coupons appertaining thereto issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons, if any, duly issued hereunder.

     The provisions of this Section 3.6, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

     Section 3.7 Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

     Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

     Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company or the Guarantor, as the case may be, may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed by the Company in the following manner. The Company or the Guarantor, as the case may be, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security, the Special Record Date therefor and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after notification to the Trustee of the proposed payment. The Trustee shall, in the name and at the expense of the Company or the Guarantor, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company or the Guarantor, cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company or the Guarantor, as the case may be, may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee. Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company or the Guarantor, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States.

     Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     In the case of any Registered Security of any series that is convertible into other securities of the Company or exchangeable for securities of the Guarantor or another issuer, which Registered Security is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest with respect to which the Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more predecessor Registered Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Registered

Security which is converted or exchanged, interest with respect to which the Stated Maturity is after the date of conversion or exchange of such Registered Security shall not be payable. Section 3.8 Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 3.5 and 3.7) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

     The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

     No Holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 3.9 Cancellation.

         All  Securities  and  Coupons  surrendered  for  payment,   redemption,
registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities and Coupons held by the Trustee shall be disposed of by the Trustee, in accordance with its customary procedures. Section 3.10 Computation of Interest.

     Except as otherwise provided in or pursuant to this Indenture or in any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, which amount shall be rounded to the nearest cent.

     Section 3.11 CUSIP and ISIN Numbers.

     The Company in issuing the Securities may use "CUSIP" and "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and "ISIN" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" or "ISIN" numbers.

                                    ARTICLE 4
                     SATISFACTION AND DISCHARGE OF INDENTURE

     Section 4.1 Satisfaction and Discharge.

     Upon the direction of the Company by a Company Order or of the Guarantor by a Guarantor Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order or Guarantor Order and any Coupons appertaining thereto, and the Trustee, on receipt of a Company Order or a Guarantor Order, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

          (1) either

               (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 3.5, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 11.7, and (iv) Securities and

          Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in
          Section 10.3) have been delivered to the Trustee for cancellation; or

               (b) all Securities of such series and, in the case of (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Guarantor, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

               (1) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

               (2)  the  Company  has  delivered  to the  Trustee  an  Officer's
          Certificate and an Opinion of Counsel and the Guarantor has delivered to the Trustee a Guarantor's Officer's Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with. In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company and the Guarantor to the Trustee under Section 6.5 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Company, the Guarantor and the Trustee with respect to the Securities of such series under Sections 3.5, 3.6, 4.3, 10.2 and 10.3, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Sections 10.4 and 16.2 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 4.1(1)(b)), and with respect to any rights of redemption pursuant to Article 11 and any rights to convert or exchange such Securities into securities of the Company or the Guarantor or another issuer shall survive.

     Section 4.2 Defeasance and Covenant Defeasance.

          (1) Unless pursuant to Section 3.1, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this Section
     4.2 shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 4.2 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 4.2 (with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 4.2(2) or Section 4.2(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 4.2.

          (2) Upon the Company's exercise of the above option applicable to this
     Section 4.2(2) with respect to any Securities of or within a series, the Company and the Guarantor shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto and under the Guarantee in respect thereof, respectively, on the date the conditions set forth in clause (4) of this
     Section 4.2 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company or the Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 4.2 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof, and this Indenture insofar as such Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof, are concerned (and the Trustee, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 4.2 and as more fully set forth in such clause, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, and with respect to any rights of redemption pursuant to Article

     11 and any rights of such Holder to convert such Securities into other securities of the Company or exchange such Securities for securities of the Guarantor or another issuer, (ii) the obligations of the Company, the Guarantor and the Trustee with respect to such Securities under Sections 3.5, 3.6, 4.3, 10.2 and 10.3 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Sections 10.4 and
     16.2 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 4.2(4)(a) below), and with respect to any rights to convert such Securities into other securities of the Company or exchange such Securities for securities of the Guarantor or another issuer, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 4.2. The Company may exercise its option under this Section 4.2(2) notwithstanding the prior exercise of its option under clause (3) of this Section 4.2 with respect to such Securities and any Coupons appertaining thereto.

          (3) Upon the Company's exercise of the option to have this Section 4.2(3) apply with respect to any Securities of or within a series, the Company and the Guarantor shall be released from their obligations under Sections 10.5 and 10.6, and, to the extent specified pursuant to Section 3.1(19), any other covenant applicable to such Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof, on and after the date the conditions set forth in clause (4) of this Section 4.2 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company and the Guarantor may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(4) or (6) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto and the Guarantee in respect thereof shall be unaffected thereby.

          (4) The following shall be the conditions to application of clause (2) or (3) of this Section 4.2 to any Outstanding Securities of or within a series and any Coupons appertaining thereto and the Guarantee in respect thereof:

               (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.6 who shall agree to comply with the provisions of this Section 4.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity or Redemption Date therefor, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity or Redemption Date therefor) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any Coupons appertaining thereto at the Stated Maturity or Redemption Date of such principal or installment of principal or premium or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the days on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

               (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture (other than a default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease such security pursuant to Section 4.2 concurrently with such incurrence or any other material agreement or instrument to which the Company or the Guarantor is a party or by which either of them is bound.

               (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, shall have occurred at any time during the period ending on the 91st day after the date of such deposit and shall be necessary on such 91st day (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (d) In the case of an election under clause (2) of this Section 4.2, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company or the Guarantor has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

               (e) In the case of an election under clause (3) of this Section 4.2, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (f) The Company and the Guarantor shall have delivered to the Trustee an Officer's Certificate and a Guarantor's Officer's
          Certificate and the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or
          (3) of this Section 4.2 (as the case may be) have been complied with.

               (g) Notwithstanding any other provisions of this Section 4.2(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company or the Guarantor in connection therewith pursuant to Section 3.1.

          (5) Unless otherwise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in Section 4.2(4)(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 4.2(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 4.2(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

     The Company and the Guarantor (without duplication) shall pay and indemnify the Trustee (or other qualifying trustee, collectively for purposes of this
Section 4.2(5) and Section 4.3, the "Trustee") against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 4.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

     Anything in this Section 4.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request, or the Guarantor upon Guarantor Request, as the case may be, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 4.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this
Section 4.2.

     Section 4.3 Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.1 or 4.2 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                    ARTICLE 5
                                    REMEDIES

     Section 5.1 Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (and such other events as may be established with respect to Securities of that series as contemplated by Section 3.1), whatever the reason which shall have occurred and be continuing:

          (1) default in the payment of any installment of interest on any Security of such series, or any Additional Amounts payable with respect thereto, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of or any premium on any Security of such series, or any Additional Amounts payable with respect thereto, as and when the same shall become due and payable upon maturity, upon redemption, by declaration or otherwise; or

          (3) default in the payment or satisfaction of any mandatory sinking fund installment, as and when the same shall become due and payable by the terms of a Security of that series; or

          (4) failure on the part of the Company or the Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Company or the Guarantor in this Indenture relating to the securities of such series (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) continued for a period of 90 days after the date on which written notice of such failure, requiring the Company and the Guarantor to remedy the same, shall have been given to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding. (In the event that such default or breach cannot be cured within such 90-day period, before the expiration of such 90-day period the Company or the Guarantor, as the case may be, shall furnish an Officers' Certificate to the effect that such default or breach cannot with due diligence be cured within such 90-day period due to causes beyond its reasonable control and that it has not failed to proceed promptly to cure the same. Thereafter, from time to time at the request of the Trustee, the Company or the Guarantor, as the case may be, shall furnish an Officers' Certificate to the effect that it is prosecuting the curing of such default or breach with diligence and continuity.); or

          (5) an event of default as defined in one or more or instruments evidencing or under which the Company or the Guarantor has outstanding at the date of such event of default an aggregate principal amount of Indebtedness in excess of 2% of its respective Consolidated Capitalization (including an Event of Default with respect to Securities of any series other than that series) shall occur and be continuing, and such Indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable; or default in the payment of an aggregate principal amount of Indebtedness in excess of 2% of its respective Consolidated Capitalization at the stated maturity thereof (including such a default with respect to Securities of any series other than that series); provided, however, that if such event of default under such indenture or instrument, or such default at maturity, shall be remedied or cured by the Company and the Guarantor, or waived by the holders of such Indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of Securities of that series; or

          (6) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or order the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (7) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee sequestrator (or similar official) of the Company for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all series affected then Outstanding, by notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities affected thereby and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

     These provisions, however, are subject to the condition that if, any time after the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree of the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company and the Guarantor shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured installments of interest upon the Securities of such series (or of all the Securities, as the case may be) and the principal of, any premium and any Additional Amounts with respect to any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration, with interest upon any overdue principal, any premium and any Additional Amounts with respect to and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interests as the same rate as the rate of interest specified in the Securities of such series, or, at the rates of interest or Yields to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the rate of interest or Yields to Maturity of all the Securities, as the case may be), to the date of such payment or deposit and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made by the Trustee except as a result of its negligence or bad faith, and if any and all defaults under this Indenture, other than the nonpayment of the principal of Securities of such series (or of all the Securities, as the case may be) which shall have become due by acceleration, shall have been remedied -- then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (or, of all the Securities, as the case may be ) then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any rights under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case; the Company, the Guarantor and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor, the Trustee and the Holders shall continue as though no such proceedings had been taken.

     Section 5.2 The Company's and the Guarantor's Covenants and the Trustee's Rights in Event Company Fails to Pay.

     The Company and the Guarantor each covenants that (i) in case default shall be made in the payment of any installment of interest on any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (ii) in case default shall be made in the payment of the principal of (or premium, if any) on any of the Securities of any series when the same shall have become due and payable, whether upon maturity or upon redemption or upon declaration or otherwise, or (iii) in case of default in the payment or satisfaction of any sinking fund obligation, as and when the same shall become due and payable as in this Indenture expressed -- then, upon demand of the Trustee, the Company and the Guarantor shall pay to the Trustee, for the benefit of the Holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal, any premium and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest and Additional Amounts at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of that series and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

     In case the Company and the Guarantor shall fail forthwith to pay such amount upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Company, the Guarantor or any other obligor upon the Securities and collect in the manner provided by law out of the property of the Company and the Guarantor, whenever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or the Guarantor under the Bankruptcy Act or any other applicable bankruptcy, insolvency or similar law, or in case a receiver or trustee shall have been appointed for the property of the Company or the Guarantor, or in case of any other judicial proceedings of a like nature relative to the Company or the Guarantor, or to the creditors or property of the Company or the Guarantor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective to whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for (or the whole amount of principal (and premium, if any) and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of any series and to file such other papers or document as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses except as a result of its negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company, the Guarantor or to the creditors or property of the Company or the Guarantor, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the

Holders and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Holders to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and to assert claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, of such series or the production thereof at any trial or in other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

     In case of the occurrence of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted to this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the trustee by this Indenture or by law.

     Section 5.3 Application of Moneys Collected by Trustee.

     Any moneys collected by the Trustee pursuant to Section 5.2 shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (and premium, if any) or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment if only partially paid, and upon surrender thereof if fully paid.

     FIRST: To the payment of costs and expenses applicable to such series of collection, reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

     SECOND: In case the principal of the Securities Outstanding in respect of which moneys have been collected shall not have become due, to the payment of interest on such Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payment to be made ratably to the Persons entitled thereto;

     THIRD: In case the principal of the Securities Outstanding in respect of which moneys have been collected shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of that series and any Coupons for principal, any premium, interest and any Additional Amounts, with interest upon the overdue principal, any premium and Additional Amounts and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of that series and any Coupons appertaining thereto; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of that series, then to the payment of such principal, any premium, interest and any Additional Amounts, without preference or priority of principal, any premium or any Additional Amounts over interest, or of interest over principal, any premium or any Additional Amounts, or of any installment of interest over any other installment of interest, or of any Security of that series any Coupons over any other Security of that series and any Coupons ratably to the aggregate of such principal, any premium, interest and any Additional Amounts; and

     FOURTH: The remainder, if any, shall be paid to the Company, the Guarantor, their respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     Section 5.4 Limitation on Suits by Holders.

     No Holder of any Securities of any series or any Coupons appertaining thereto shall have any right by virtue or by availing itself of any provisions of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered security and indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to

Section 5.6; it being understood and intended and being expressly covenanted by the taker and Holder of Security with every other taker and Holder and the Trustee that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of such Securities of that or any other series, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section 5.4, each and every Holder of Securities and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision in this Indenture, however, the right of any Holder of any Security or Coupon to receive payment of the principal, any premium, interest and Additional Amounts with respect to such Security on or after the respective due dates expressed in such Security or Coupon for, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by this Section 5.4. Such record date shall be not later than 30 days nor more than 60 days prior to the first solicitation of such consent.

     Section 5.5 Remedies Cumulative; Delay Not a Waiver of Default.

     All powers and remedies given by this Article Five to the Trustee or to the Holders of Securities or Coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any of such powers and remedies available to the Trustee or the Holders of the Securities or Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article Five or by law to the trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.

     Section 5.6 Rights of Holders to Direct Trustee and to Waive Defaults.

     The Holders of a majority in aggregate principal amount of Securities of any or all series affected (voting as one class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to the provisions of
Section 6.1, shall have the right to decline to follow any such direction if the Trustee in good faith shall by a responsible officer determine that the proceeding or other action so directed would involve it in a personal liability; and provided further, that the Trustee may decline any such direction which it deems unduly prejudicial to any Holders not joining in such direction, and provided further, that nothing in this Indenture contained shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Holders. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may on behalf of the Holders of all of the Securities and any Coupons appertaining thereto of that series waive any past default hereunder and its consequences, except a default in the payment of the principal, any premium, interest or Additional Amounts with respect to any of the Securities of that series and any Coupons appertaining thereto. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.7 Trustee's Notice of Defaults.

     The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give to all Holders of Securities of that series, in the manner and to the extent provided in Section 1.6, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term
"default" or "defaults" for the purposes of this Section 5.7 being hereby defined to be any event or events, as the case may be, specified in clauses (1),
(2), (3), (4), (5), (6) and (7) of Section 5.1, not including periods of grace, if any, provided for therein and irrespective of the giving of written notice specified in clauses (4) and (5) thereof); provided, however, that except in the case of default in the payment of the principal, any premium, interest or Additional Amounts with respect to any of the Securities of such series or in the payment or satisfaction of any sinking fund obligation with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee or directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities and Coupons of such series.

     Section 5.8 Holder's Undertaking to Pay Costs.

         All parties to this Indenture agree, and each Holder of any Security by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant (other than the Trustee) in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assesses reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defense made by such party litigant; but the provisions of this Section 5.8 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders of Securities of any series holding in the aggregate more than 10% of the principal amount of the Securities of that series then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest on any Security on or after the due date thereof (or, in the case of redemption, on or after the date fixed for redemption).

                                    ARTICLE 6
                                   THE TRUSTEE

     Section 6.1 Certain Rights of Trustee.

     Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

          (1) in the absence of bad faith on its part, the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company or of the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order or by a Guarantor Request or Guarantor Order, as the case may be (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors or of the Guarantor's Board of Directors may be sufficiently evidenced by a Board Resolution or by a Guarantor's Board Resolution, as the case may be;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or, if such matter pertains to the Guarantor, a Guarantor's Officer's Certificate;

          (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee such security or indemnity as is satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may, but shall not be obligated to make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company and the Guarantor, personally or by agent or attorney at the sole cost of the Company or the Guarantor, as the as may be, at the sole cost of the Company or the Guarantor, as the case may be, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (8) the Trustee shall not be liable for any action taken or error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent, acted in bad faith or engaged in willful misconduct;

          (9) the Authenticating Agent, Paying Agent, and Security Registrar shall have the same protections as the Trustee set forth hereunder;

          (10) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with an Act of the Holders hereunder, and, to the extent not so provided herein, with respect to any act requiring the Trustee to exercise its own discretion, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any Securities, unless it shall be proved that, in connection with any such action taken, suffered or omitted or any such act, the Trustee was negligent, acted in bad faith or engaged in willful misconduct;

          (11) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

          (12) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

          (13) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 6.2 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness other than its certificate of authentication. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

     Section 6.3 May Hold Securities.

     The Trustee,  any  Authenticating  Agent,  any Paying  Agent,  any Security
Registrar or any other Person that may be an agent of the Trustee or the Guarantor or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

     Section 6.4 Money Held in Trust.

     Except as provided in Section 4.3 and Section 10.3, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninfected. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing with the Company or the Guarantor.

     Section 6.5 Compensation and Reimbursement.

     The Company and the Guarantor (without duplication) each agree:

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee from time to time for its services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee and its agents, officers, directors and employees for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the incomes of the Trustee) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (whether asserted by the Company, the Guarantor, a Holder or any other Person), including the costs and expenses of defending themselves against any claim (whether asserted by the Company, the Guarantor, a Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

     As security for the performance of the obligations of the Company and the Guarantor under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

     To the extent permitted by law, any compensation or expense incurred by the Trustee after a default specified in or pursuant to Section 5.1 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 6.5 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this
Section 6.5. The provisions of this Section 6.5 shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee and shall apply with equal force and effect to the Trustee in its capacity as Authenticating Agent, Paying Agent or Security Registrar. The Trustee shall comply with the provisions of Section 313(b)(2) of the Trust Indenture Act to the extent applicable.

     Section 6.6 Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, that is eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000, and that is subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1), (2) and (5) of the Trust Indenture Act. The Trustee shall comply with Section 310(b); provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

     Section 6.7 Resignation and Removal; Appointment of Successor.

          (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 6.8.

          (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.8 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, the Company and the

Guarantor.  If the instrument of acceptance by a successor  Trustee  required by
Section 6.8 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (4) If at any time:

               (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company, the Guarantor or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

               (b) the Trustee shall cease to be eligible under Section 6.6 and shall fail to resign after written request therefor by the Company, the Guarantor or any such Holder, or

               (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, or the Guarantor, by or pursuant to a Guarantor's Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

          (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, and the Guarantor, by or pursuant to a Guarantor's Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.8. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.8, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and the Guarantor or the Holders of Securities and accepted appointment in the manner required by Section 6.8, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          (7) In no event shall any retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

     Section 6.8 Acceptance of Appointment by Successor.

          (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 10.3, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
     Section 6.5.

          (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the

     Guarantor, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor Trustee relates and subject to Section 10.3 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 6.5.

          (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

          (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.


     Section 6.9 Merger, Conversion, Consolidation or Succession to Business.

     Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 6.10 Appointment of Authenticating Agent.

     The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

     Each Authenticating Agent must be acceptable to the Company and the Guarantor and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $100,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

     Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The provisions of Sections 3.8, 6.2 and 6.3 shall be applicable to each Authenticating Agent.

     If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:                                               THE BANK OF NEW YORK,
                                                     as Trustee

                                                     By:------------------------
                                                         as Authenticating Agent

                                                     By:
                                                        ------------------------
                                                            Authorized Signatory

     If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating
Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officer's Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                    ARTICLE 7
          HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND COMPANY

     Section 7.1 Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

     In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantor shall furnish or cause to be furnished to the Trustee:

          (1) semi-annually with respect to Securities of each series not later than 15 days after each of May 1 and November 1 of the year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date as of a date not more than 15 days prior to the date of furnishing or causing such information to be furnished, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished in respect of such series.

     Section 7.2 Preservation of Information; Communications to Holders.

     The Trustee shall comply with the  obligations  imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

     Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that none of the Company, the Guarantor or the Trustee shall be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     Section 7.3 Reports by Trustee.

          (1) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities pursuant to Section 3.1, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act.

          (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

          (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

     The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

         Section 7.4  Reports by Company and Guarantor.

         The Company and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall each:

          (1) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
     Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
     Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                    ARTICLE 8
                   MERGER, SALE, CONVEYANCE, TRANSFER OR LEASE

     Section 8.1 Company May Merge, Etc., Only on Certain Terms.

     The Company shall not merge into any other corporation or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person other than any of its respective Subsidiaries, unless:

          (1) the corporation into which the Company is merged or the Person which acquires by sale, conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every covenant of this Indenture on the part of the Company, as the case may be, to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Section 8.2 Successor Corporation Substituted.

     Upon any merger, or any sale, conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with this Section 8.2, the successor corporation into which the Company is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; provided, however, that no such sale, conveyance, transfer or lease shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Securities.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

     Section 9.1 Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders of Securities or Coupons, the Company (when authorized by or pursuant to a Board Resolution), the Guarantor (when authorized by or pursuant to a Guarantor's Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, contained herein and in the Securities; or

          (2) to evidence the addition of one or more additional Persons as a Guarantor as provided in Section 16.7; or

          (3) to add to the covenants of the Company or the Guarantor, as the case may be, or to add any restrictions, conditions or provisions for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company or the Guarantor, as the case may be; or

          (4) to add to or change any of the  provisions  of this  Indenture  to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to
     Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series or any Coupons appertaining thereto in any material respect; or

          (5) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 2.1 and 3.1; or

          (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9; or

          (7) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

          (8) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

          (9) to add any additional Events of Default with respect to all or any
     series  of  Securities   (as  shall  be  specified  in  such   supplemental
     indenture); or

          (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article 4, provided that any such action shall not adversely affect the interests of any Holder of an Outstanding Security of such series and any Coupons appertaining thereto or any other Outstanding Security or Coupon in any material respect; or

          (11) to secure the  Securities  pursuant to Section 10.5 or otherwise;
     or

          (12) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series; or

          (13) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

     Section 9.2 Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company (when authorized by or pursuant to a Company's Board Resolution), the Guarantor (when authorized by or pursuant to a Guarantor's Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

          (1) change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company and the Guarantor to pay Additional Amounts pursuant to the terms hereof (except as contemplated by Section 8.1(1) and permitted by Section 9.1(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, change the redemption provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article 13, or change the Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 15.4 for quorum or voting, or

          (3) modify  any of the  provisions  of this  Section,  Section  5.6 or
     Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) make any change that adversely affects the right to convert or exchange any Security into or for securities of the Company or the Guarantor or other securities, (whether or not issued by the Company or the Guarantor) cash or property in accordance with its terms.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.3 Execution of Supplemental Indentures.

     As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officer's Certificate and Guarantor's Officer's Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.4 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

     Section 9.5 Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of any such supplemental waiver.

     Section 9.6 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 9.7 Notice of Supplemental Indenture.

     Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to Section 9.2, the Company shall transmit to the Holders of Outstanding Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture. The failure to give such notice to all Holders, or any defect therein, shall not affect or impair the validity of an amendment under this Article.

                                   ARTICLE 10
                                    COVENANTS

     Section 10.1 Payment of Principal, any Premium, Interest and Additional Amounts.

     The Company covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay or cause to be paid the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

     Section 10.2 Maintenance of Office or Agency.

     As long as any of the Securities of a series remain outstanding, the Company and the Guarantor shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company and the Guarantor shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company and the Guarantor shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company and the Guarantor will give written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company or the Guarantor shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company and the Guarantor hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

     Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company and the Guarantor in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company and the Guarantor in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company and the Guarantor may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company and the

Guarantor shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company and the Guarantor hereby designate as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoint the Corporate Trust Office of the Trustee as the Office or Agency of the Company in the Borough of Manhattan, The City of New York for such purpose. The Company and the Guarantor may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities of any series.

     Unless  otherwise  specified  with  respect to any  Securities  pursuant to
Section 3.1, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

     Section 10.3 Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, or if the Guarantor shall act as Paying Agent, with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

          (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company and the Guarantor cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

     Section 10.4 Additional Amounts.

     If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent any Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this
Section 10.4.

     Section 10.5 Restrictions on Liens.

          (1) The Company shall not, and shall not permit any of its Subsidiaries to, incur any Indebtedness that is secured by any mortgage, deed of trust, security interest, pledge, lien or other encumbrance (hereinafter called a "Lien" or "Liens") upon any Operating Property of the Company or any of its Subsidiaries or upon any Capital Stock or Indebtedness of any of its Subsidiaries (whether such Operating Property, Capital Stock or Indebtedness is now owned or hereafter acquired) without in any such case effectively securing, concurrently with the issuance, assumption or guaranty of any such Indebtedness, the Securities (together with, if the Company shall so determine, any other Indebtedness of or guaranteed by the Company or such Subsidiary ranking equally with the Securities and then existing or thereafter created) equally and ratably with such Indebtedness; provided, however, that the foregoing restrictions shall not apply to:

               (a) Liens on any property acquired, constructed or improved by the Company or any of its Subsidiaries after the date of this Indenture which are created or assumed contemporaneously with, or within 36 months after, such acquisition, or completion of such construction or improvement, or within six months thereafter, pursuant to a firm commitment for financing arranged with a lender or investor within such 36 month period, to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement incurred after the date of this Indenture, or, in addition to Liens contemplated by paragraphs (b) and
          (c) below, Liens on any property existing at the time of acquisition thereof, provided that the Lien shall not apply to any property theretofore owned by the Company or any of its Subsidiaries other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located.

               (b) Liens on any property, Capital Stock or Indebtedness existing at the time of acquisition thereof from a corporation which is merged with or into the Company or any of its Subsidiaries;

               (c) Liens on property of a corporation or other Person existing at the time such corporation or other Person becomes a Subsidiary of the Company;

               (d) Liens to secure Indebtedness of a Subsidiary of the Company to the Company or another Subsidiary of the Company;

               (e) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improving the property subject to such Liens; or

               (f)  Liens  for  the  sole  purpose  of  extending,  renewing  or replacing in whole or in part Indebtedness secured by any Lien referred to in the foregoing clauses (a) to (e), inclusive, or in this clause (f); provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property).

          (2) (a) The provisions of clause (1) of this Section 10.5 shall not apply to the issuance, assumption or guarantee by the Company or any of its Subsidiaries of Indebtedness secured by a Lien which would otherwise be subject to the foregoing restrictions up to an aggregate amount which, together with all other Indebtedness of the Company and its Subsidiaries secured by Liens (other than Liens permitted by clause (1) of this Section 10.5) which would otherwise be subject to the foregoing restrictions and the Value of all Sale and Lease-back Transactions involving the Company or any Subsidiary of the Company in existence at such time (other than any Sales and Lease-back Transaction which, if such Sale and Lease-back Transaction had been a Lien, would have been permitted by clause (1)(a) of this Section 10.5 and other than Sale and Lease-back Transactions as to which application of amounts have been made in accordance with clause (2) of Section 10.6) does not at the time excess 8% of the Consolidated Capitalization of the Company and its Subsidiaries.

          (3) If at any time the Company or any of its Subsidiaries shall incur any Indebtedness secured by any mortgage and if clause (1) of this Section
     10.5 requires that the Securities be secured equally and ratably with such Indebtedness, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the Securities and deliver the same to the Trustee, as well as (a) an Officers' Certificate stating the covenant of the Company contained in clause (1) of this Section
     10.5 has been complied with; and (b) an Opinion of Counsel to the effect that such covenant has been complied with, and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

     In the event that the Company shall hereby after secure the Securities equally and ratably with any other obligation or Indebtedness pursuant to the provisions of this Section 10.5, the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the holders of the Securities so secured, equally and ratably with such other obligation or Indebtedness.

     Section 10.6 Restrictions on Sale and Lease-back Transactions.

     The Company shall not, nor shall it permit any of its Subsidiaries to, enter into any Sale and Lease-back Transaction, unless the net proceeds of such Sale and Lease-back Transaction are at least equal to the Acquisition Costs (as defined in Clause (3) of this Section 10.6) incurred by the Company in connection with the acquisition and the construction of any improvements on, the Operating Property to be leased and either:

          (1) The Company or such Subsidiary would be entitled, pursuant to the provisions of (a) Clause (1)(a) of Section 10.5 or (b) Clause (2) of
     Section 10.5, to incur Indebtedness secured by a Lien on such Operating Property without equally and ratably securing the Securities; or

          (2) The Company or a Subsidiary shall, within 24 months of the effective date of any such arrangement (or in the case of clause (2)(b) below, within six months thereafter pursuant to a firm purchase commitment entered into within such 24 month period), apply an amount equal to the sum of the Company's or a Subsidiary's costs (as so determined), relating to such Operating Property:

               (a) to the payment or other retirement of Indebtedness incurred or assumed by the Company which ranks senior to or pari passu with the Securities or of Indebtedness incurred or assumed by any of its Subsidiaries (other than, in either case, Indebtedness owned by the Company or any of their respective Subsidiaries); or

               (b) to the purchase of Operating Property (other than the Operating Property involved in such sale).

          (3) For purposes of this Section 10.6, the term "Acquisition Costs" shall mean an amount equal to a percentage of all costs incurred by the Company or a Subsidiary in connection with the acquisition and the construction of any improvement on the Operating Property to be leased, such percentage to be determined as follows:

               (a) if the Sale and Lease-back Transaction occurs within 36 months following completion of the construction of the principal improvement on the Operating Property to be leased, then such percentage shall be 100%;

               (b) if the Sale and Lease-back Transaction occurs between 37 month and 60 months following completion of the construction of the principal improvement on the Operating Property to be leased then such percentage shall be 95%; or

               (c) if the Sale and Lease-back Transaction occurs after 60 months following completion of the construction of the principal improvement on the Operating Property to be leased, then such percentage shall be 90%.

     Section 10.7 Corporate Existence.

     Subject to Article 8 and for so long as any of the Securities remain outstanding and unpaid, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence and that of each of their respective Subsidiaries and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company or any of their respective Subsidiaries to preserve any such right or franchise if the Company or any such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

     Section 10.8 Waiver of Certain Covenants.

     The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in
Section 10.5, 10.6 or 10.7 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     Section  10.9  Company  Statement  as  to  Compliance;  Notice  of  Certain
Defaults.

          (1) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officer's Certificate) signed by an Authorized Officer, stating that:

               (a) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

               (b) to the best of his or her  knowledge,  based on such  review,
          (a) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

          (2) The Company shall deliver to the Trustee, within 90 days after the occurrence of an Event of Default, a written statement, signed by an Authorized Officer of the Company, specifying each such Event of Default known to the signers and the nature and status thereof.

          (3) The Trustee shall have no duty to monitor the Company's compliance with the covenants contained in this Article 10 other than as specifically set forth in this Section 10.9.

     Section 10.10 Limitation on Guarantees.

          (1) The Company shall not, directly or indirectly, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, for (collectively, "guarantee") any Indebtedness or other obligations of Establishments Delhaize Freres et Cie "Le Lion" S.A. ("Delhaize Le Lion") or any direct or indirect Subsidiary or affiliate of Delhaize Le Lion other than the Company or any of its Subsidiaries unless:

               (a) at the time of and after giving effect to such guarantee, no Default or Event of Default has occurred and is continuing or would occur as a consequence of such guarantee; and

               (b) the Company has first obtained and provided to the Trustee a letter or such other certification reasonably satisfactory to the Trustee from each of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. to the effect that such organization will not decrease its rating of, or place under surveillance or review (other than a surveillance or review with positive implications of a possible upgrading) its rating or outlook of, the Securities of any series, as a consequence of the guarantee.

          (2) Notwithstanding the provisions of this Section 10.12(1), the Company shall not be prohibited from guaranteeing Indebtedness of Delhaize Le Lion or any direct or indirect Subsidiary of Delhaize Le Lion so long as such Indebtedness for any single obligation does not exceed $1,000,000 in principal amount and such Indebtedness in the aggregate does not, at any time, exceed $10,000,000 in principal amount.

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

     Section 11.1 Applicability of Article.

     Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article. The Company may at its option redeem all, or from time to time any part, of the Securities of any series in accordance with their terms, at any time prior to maturity.

     Section 11.2 Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In any case, failure duly to give notice in any manner provided in this Indenture, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Section 11.3 Selection by Trustee of Securities to be Redeemed.

     If less than all of the Securities of any series with the same issue date, interest rate or formula, Stated Maturity and other terms are to be redeemed, the Company shall give the Trustee adequate notice regarding the particular Securities to be redeemed (but in no event less than 50 days notice unless the Trustee shall otherwise agree) by the Trustee from the Outstanding Securities of such series not previously called for redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Securities of such series are listed or, if the Securities of such series are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

     The Trustee shall within 10 days thereafter notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

     Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted into other securities of the Company or exchanged for securities of the Guarantor or another issuer in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

     Section 11.4 Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

          (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

          (7) that the redemption is for a sinking fund, if such is the case,

          (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Guarantor, the Trustee and any Paying Agent is furnished,

          (9) if Bearer Securities of any series are to be redeemed and no Registered Securities of such series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 3.5 or otherwise, the last date, as determined by the Company, on which such exchanges may be made,

          (10) in the case of Securities of any series that are convertible into Common Stock of the Company or exchangeable for other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange, and

          (11) the CUSIP number or the Euroclear or the Clearstream Luxembourg ISIN reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities), and

          (12) that no representation is made as to the correctness or accuracy of the CUSIP number, or the Euroclear or Clearstream Luxembourg ISIN reference numbers, if any, listed in such notice or printed on such Securities.

     A notice of redemption published as contemplated by Section 1.6 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

     Section 11.5 Deposit of Redemption Price.

     On or prior to 11:00 a.m., New York City time on any Redemption Date, the Company or the Guarantor shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 11.4, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent or the Guarantor is acting as Paying Agent, segregate and hold in trust as provided in
Section 10.3) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 3.1 or in the Securities of such series) any accrued interest on and Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.

     Section 11.6 Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall become due and payable at the Redemption Price therein specified on the Redemption Date, and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 10.2), and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 3.7.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in
Section 10.2.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 11.7 Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the

Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

     Section 11.8 Redemption for Tax Reasons.

     The provisions of this Section 11.8 and all references to "Guarantor" contained in this Section 11.8 shall apply only to such Persons, if any, which become a Guarantor pursuant to Section 16.7 and are organized and existing in a jurisdiction outside the United States.

     In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the jurisdiction in which the Guarantor is organized (or any political subdivision or taxing authority in such jurisdiction), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after April 11, 2001, the Guarantor has become or, based upon a written opinion of independent counsel selected by the Guarantor, will become obligated to pay, with respect to a series of Securities, any Additional Amounts, the Guarantor may redeem at its option, in accordance with this Article 11, all, but not less than all, of the Securities of such series at any time upon not less than 30 days' nor more than 60 days' prior notice to the Holders of such Securities at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of Holders or record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

                                   ARTICLE 12
                                 SINKING FUNDS

     Section 12.1 Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

     Section 12.2 Satisfaction of Sinking Fund Payments with Securities.

     The Company or the Guarantor may, at its option, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver
Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If, as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 12.2, the principal amount of Securities of such series to be redeemed in order to satisfy the remaining sinking fund payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request or Guarantor Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company or the Guarantor from time to time pay over and deliver to the Company or the Guarantor, as the case may be, any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company or the Guarantor to the Trustee of Securities of that series purchased by the Company or the Guarantor having an unpaid principal amount equal to the cash payment requested to be released to the Company or the Guarantor.

     Section 12.3 Redemption of Securities for Sinking Fund.

     Not less than 50 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officer's Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not more than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.5 and 11.6.

                                   ARTICLE 13
                       REPAYMENT AT THE OPTION OF HOLDERS

     Section 13.1 Applicability of Article.

     Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 3.9, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 13.1, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                   ARTICLE 14
                        SECURITIES IN FOREIGN CURRENCIES

     Section 14.1 Applicability of Article.

     Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company or the Guarantor may specify in a written notice to the Trustee.

                                   ARTICLE 15
                             GUARANTEE AND INDEMNITY

     Section 15.1 The Guarantee.

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Security, the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Security, and any other amounts owed by the Guarantor or the Company hereunder, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts, sinking fund payment or other amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

     Section 15.2 Net Payments.

     The provisions of this Section 16.2 and all references to "Guarantor" contained in this Section 16.2 shall apply only to such Persons, if any, which become a Guarantor pursuant to Section 16.7 and are organized and existing in a jurisdiction outside the United States.

     All payments of principal of and premium, if any, interest and any other amounts on, or in respect of, the Securities of any series or any Coupon appertaining thereto shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction in which the Guarantor or any successor is organized or resident for tax purposes (each, a "Relevant Taxing Jurisdiction") or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws or any related regulations or rulings of a Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a ruling by a court of competent jurisdiction or by a taxing authority in a Relevant Taxing Jurisdiction or any political subdivision thereof). If any withholding or deduction is required in any Relevant Taxing Jurisdiction, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Security or any Coupon appertaining thereto such Additional Amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Security, any Coupons appertaining thereto and this Indenture to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts will not apply on account of any tax, fee, duty, assessment or governmental charge which is payable:

          (1) otherwise by deduction or withholding from payments of principal of, any premium, if any, or interest on such Securities;

          (2) by reason of such Holder having, or having had, some personal or business connection with the country in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, such country;

          (3) by reason of a change in law or official practice of any relevant taxing authority that becomes effective more than 15 days after the Relevant Date (as defined below) for payment of principal, any premium, if any, or interest in respect of such Securities;

          (4) by a Paying Agent from a payment of principal, premium, if any, or interest on any Securities, if such payment could have been made by another Paying Agent on behalf of the Company without such deduction or withholding;

          (5) by reason of such Holder's present or former status as a personal holding company, foreign personal holding company, a passive foreign investment company or a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax, and not merely by reason of the fact that payments in respect of the Securities are, or for purposes of taxation are deemed to be, derived from sources in, or are secured in the country in which the Guarantor is organized;

          (6) by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the combined voting power of all classes of stock of the Company entitled to vote;

          (7) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth or personal property tax or any similar assessment or governmental charge;

          (8) as a result of the failure of a Holder to comply with certification, identification or other information reporting requirements or to make a declaration of nonresidence or other similar claim for exemption to the relevant taxing authority;

          (9) pursuant to any European Union directive on the taxation of savings income or any law implementing or complying with, or introduced to conform to any such directive; or

          (10) owing to any combination of clauses (1) through (9) above.

     No Additional Amounts will be paid with respect to any payment of the principal of, or premium, if any, interest or any other amounts on, any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or partner or settler with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Security. For the purposes hereof the "Relevant Date" is the date on which the payment of principal of, premium, if any, or interest on any series of Securities first becomes due and payable but, if the full amount of the monies payable on such date has not been received by the relevant Paying Agent or as it shall have directed on or prior to such date, the "Relevant Date" means the date on which such monies shall have been so received.

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, at least 10 days prior to the first Interest Payment Date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor's Officer's Certificate, the Guarantor shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, a Guarantor's Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 16.2. If any such withholding shall be required, then such Guarantor's Officer's Certificate shall specify by taxing jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Guarantor agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section 16.2. The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor's Officer's Certificate furnished pursuant to this Section 16.2.

     Section 15.3 Guarantee Unconditional, etc.

     The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security or this Indenture, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any Additional Amounts and sinking fund payments required with respect to, the Securities and the complete performance of all other obligations contained in the Securities. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.2 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

     Section 15.4 Reinstatement.

     This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Security, in whole or in part, is rescinded or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or otherwise.

     Section 15.5 Subrogation.

     The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any Additional Amounts and sinking fund payments required with respect to, all Securities shall have been paid in full.

     Section 15.6 Indemnity.

     As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under this Indenture, the Securities or the Coupons but which is for any reason (whether or not now known or becoming known to the Company, the Guarantor, the Trustee or any Holder of any Security or Coupon) not recoverable from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations in this Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Security or Coupon.

     Section 15.7 Additional Guarantors.

     Any Person may assume the rights, duties and obligations of a "Guarantor" hereunder by executing an indenture supplemental hereto providing for the same. Notwithstanding anything to the contrary contained herein, with respect to any such Person, the covenants and agreements contained herein shall be made by such Person only from and after the execution of such supplemental indenture.

     Section 15.8 Limitation on Guarantor's Liability.

     The Guarantor, and by its acceptance of a Security each Holder, hereby confirms that it is the intention of all the parties that in no event shall any obligations of the Guarantor under this Indenture or with respect to any Securities constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law. To effectuate the foregoing intention, in the event that the Guarantor's obligations in respect of the Securities of any series would, but for this sentence, constitute or result in such a fraudulent transfer or conveyance or violation, then the liability of the Guarantor under this Indenture in respect of the Securities of such series shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                DELHAIZE AMERICA, INC.,
                                as Issuer


                                By: /s/ G. LINN EVANS
                                   --------------------------------------
                                Name:  G. Linn Evans
                                Title: Assistant Secretary

                                FOOD LION, LLC,
                                as Guarantor


                                By: /s/ G. LINN EVANS
                                   --------------------------------------
                                Name:  G. Linn Evans
                                Title: Assistant Secretary

                                THE BANK OF NEW YORK ,
                                        as Trustee


                                By: /s/ MING SHIANG
                                   --------------------------------------
                                Name:  Ming Shiang
                                Title: